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                                                           Exhibit 10.36

              AMENDMENT TO AMENDED AND RESTATED SHARE REDEMPTION
              --------------------------------------------------
                            AND PURCHASE AGREEMENT
                            ----------------------

        THIS AMENDMENT TO AMENDED AND RESTATED SHARE REDEMPTION AND PURCHASE AGREEMENT (this "Agreement"), dated as of October 13, 1997, among Conley, Canitano & Associates, Inc., an Ohio corporation ("CCAI"), Joseph Minadeo ("Minadeo"), and Karen M. Conley, Nicholas A. Canitano ("Nick Canitano"), and Annette M. Canitano (collectively, the "Management Shareholders") amends
Section 2(e) of the Amended and Restated Share Redemption and Purchase Agreement, dated July 1, 1997 (the "Original Agreement").

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. AMENDMENT TO SECTION 2(e). Section 2(e) of the Original Agreement is hereby amended and restated in its entirety as follows:

                "Upon the consummation of any Sale of the Company prior to June 30, 1998, CCAI shall pay Minadeo an amount equal to an aggregate of $200,000 in the same form of consideration as paid out in such sale at the time of the closing of such sale. Upon consummation of any Recapitalization prior to June 30, 1998, CCAI shall pay Minadeo an amount equal to an aggregate of $200,000 multiplied by a fraction representing the aggregate fractional interest in CCAI purchased by any third party investor(s) in such Recapitalization at the time of the closing thereof."

        2. CONTINUING EFFECTIVENESS OF ORIGINAL AGREEMENT. As amended hereby, the Original Agreement is and shall remain in full force and effect in accordance with its respective terms and conditions.

        3. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.
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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                        CONLEY, CANITANO & ASSOC., INC.

                                        By: /s/ Karen M. Conley
                                           ----------------------------------
                                        Title: Secretary Treasurer
                                              -------------------------------

                                        /s/ Karen M. Conley
                                        -------------------------------------
                                        Karen M. Conley

                                        /s/ Nicholas A. Canitano
                                        -------------------------------------
                                        Nicholas A. Canitano

                                        /s/ Annette M. Canitano
                                        -------------------------------------
                                        Annette M. Canitano


                                        JOSEPH MINADEO


                                        /s/ Joseph Minadeo
                                        -------------------------------------